Debt	12 Months Ended
Sep. 30, 2016
Debt Disclosure [Abstract]
Debt

5.	Debt.

Debt at September 30 is summarized as follows (in thousands):

	2016	2015
Revolving credit agreements	$6,807	8,494
5.6% to 7.9% mortgage notes
due in installments through 2027	36,012	40,191
	42,819	48,685
Less portion due within one year	4,455	4,180
	$38,364	44,505

The aggregate amount of principal payments, excluding the revolving credit, due subsequent to September 30, 2016 is: 2017 - $4,455,000; 2018 – $4,673,000; 2019 - $3,885,000; 2020 - $3,725,000; 2021 - $3,485,000 and subsequent years - $15,789,000.

The non-recourse fully amortizing mortgage notes payable are collateralized by real estate having a carrying value of approximately $45,478,000 at September 30, 2016.

On January 30, 2015, in connection with the Spin-off, the Company terminated its $55 million credit facility entered into with Wells Fargo Bank, N.A. in 2012 and simultaneously entered into a new five year credit agreement with Wells Fargo with a maximum facility amount of $20 million (the "Credit Agreement"). The Credit Agreement provides a revolving credit facility (the “Revolver”) with a $10 million sublimit available for standby letters of credit. At the time of the Spin-off, the Company refinanced $10,483,000 of borrowings then outstanding on the terminated revolver. As of September 30, 2016, there was $5,765,000 outstanding on the revolver, $2,442,000 outstanding under letters of credit and $11,793,000 available for borrowing. The letters of credit were issued to guarantee certain obligations to state agencies related to real estate development. Most of the letters of credit are irrevocable for a period of one year and typically are automatically extended for additional one-year periods. The Revolver bears interest at a rate of 1.4% over the selected LIBOR, which may change quarterly based on the Company’s ratio of Consolidated Total Debt to Consolidated Total Capital, as defined. A commitment fee of 0.15% per annum is payable quarterly on the unused portion of the commitment. The commitment fee may also change quarterly based upon the ratio described above. The credit agreement contains certain conditions and financial covenants, including a minimum $110 million tangible net worth. As of September 30, 2016, the tangible net worth covenant would have limited our ability to pay dividends or repurchase stock with borrowed funds to a maximum of $73 million combined. The Company was in compliance with all covenants as of September 30, 2016.

During the first quarter of fiscal 2015, the Company announced the execution of a commitment from First Tennessee Bank to provide up to $40 million dollars of mortgage backed financing in two separate facilities. On July 24, 2015 the Company closed on a five year, $20 million secured revolver with a twenty-four month window to convert up to the full amount of the facility into a ten year term loan. Interest accrues at 1.90% over one month LIBOR plus an annual commitment fee of 0.10%. As of September 30, 2016, there was $1,042,000 outstanding on the revolver and $18,958,000 available for borrowing. The second facility is a $20 million ten year term loan secured by to-be-determined collateral from our current pool of unencumbered warehouse/office properties. We closed on the secured revolver on July 24, 2015. The purpose of these loans is to facilitate growth through new construction in the Land Development and Construction segment and/or acquisition of existing, operating buildings to be added to the Asset Management segment.

During fiscal 2016, 2015 and 2014 the Company capitalized interest costs of $1,086,000, $1,041,000, and $1,763,000, respectively.

In January 2015 the Company prepaid the $1,314,000 remaining principal balance on 8.55% and 7.95% mortgages. The prepayment penalty of $116,000 is included in interest expense. The remaining deferred loan costs of $15,000 were also included in interest expense.